                                                               EXHIBIT (m)(4)(c)




                                  SCHEDULE A-6
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS B DISTRIBUTION PLAN
                             EFFECTIVE: MAY 1, 2000

                                                               Sales             Date of Original Plans
Name of Fund Adopting This Plan                             Commission              (Inception Date)
-------------------------------                             ----------              ----------------

Eaton Vance Tax-Managed Young Shareholder Fund                    5%                      N/A
